MODIFICATION AND CONSENT AGREEMENT

This Modification and Consent Agreement is made as of the ____ day of May, 2010 (“Agreement”) among China Yongxin Pharmaceuticals Inc. (formerly Digital Learning Management Corporation, Nutradyne Group, Inc. and FreePCSQuote), a Delaware corporation (the “Company”), the signatories hereto who are subscribers (“Prior Subscribers”) under certain Subscription Agreements and additional transaction agreements with the Company dated January 22, 2010 and March 4, 2010 (“Subscription Agreements”) and as amended pursuant to the Joinder Agreement dated March 4, 2010 and the subscribers to the Third Closing (as defined below) (each a “Third Closing Subscriber” and collectively the “Third Closing Subscribers”) (collectively Prior Subscribers and Third Closing Subscribers are “Subscribers”).

WHEREAS, on January 25, 2010 (the “First Closing”) and March 4, 2010 (the “Second Closing”), the Company consummated private placements of its convertible notes and warrants with Subscribers pursuant to Transaction Documents (as defined in the Subscription Agreement) and Joinder Agreement for total consideration of $825,000.

WHEREAS, the Company is contemplating raising an additional $250,000 (the “Purchase Price”) by issuing its convertible notes and warrants in a third closing (“Third Closing”) to the Third Closing Subscribers, with terms similar to the notes and warrants issued in the First Closing and Second Closing.

WHEREAS, each of the Third Closing Subscribers was an investor in either the First Closing or the Second Closing, and each of them are parties to the Transaction Documents in the foregoing closings.

For good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.           Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Transaction Documents and Joinder Agreement.

2.           The undersigned consent to the Third Closing and to the amendment of all Schedules, Exhibits and documents including but not limited to the Security Agreement, Subsidiary Guaranty and Lockup Agreements to include the Third Closing and authorize the Collateral Agent to make additional filings at the discretion of the Collateral Agent to memorialize the security interest to be granted, pari pasu among Subscribers including investors in the Third Closing.

3.           Annexed hereto is an Amended and Restated Schedule A to the Security Agreement and Collateral Agent Agreement which includes the Third Closing.  Also annexed hereto is an Amended and Restated Subsidiary Guaranty (Exhibit A), an Amended and Restated Form of Lockup Agreement (Exhibit B) and Escrow Agreement (Exhibit C) to be executed by the parties hereto, in connection with the Third Closing.

4.           The Third Closing shall take effect upon the date that the Purchase Price of not less than $250,000 is transmitted by wire transfer or otherwise credited to or for the benefit of the Company, and the Notes and Warrants are issued to the Third Closing Subscribers in connection therewith (the “Third Closing Date”), upon satisfaction of all conditions to Closing set forth in the Transaction Documents and in this Agreement.  The amount of the Purchase Price and all documents to be delivered hereunder will be deposited and held with the Escrow Agent pursuant to the Escrow Agreement and released pursuant to the Escrow Agreement.  The Notes and Warrants to be delivered on the Third Closing are included in the definition of “Securities” in the Subscription Agreements.

5.           All the representations, warranties and undertakings made by the Company contained in the Transaction Documents as of the First Closing and Second Closing dates are hereby made by the Company to the Third Closing Subscribers, as if such representations, warranties and undertakings were made and given on the Third Closing Date.

6.           All the representations, warranties and undertakings made by the Subscribers contained in the Transaction Documents as of the First Closing and Second Closing dates are hereby made by the Third Closing Subscribers as of the Third Closing Date, as if such representations, warranties and undertakings were also made and given on the Third Closing Date.

7.           The Third Closing Subscribers will execute a Subscription Agreement, this Agreement and the Escrow Agreement, and deliver the signatures to the Escrow Agent to be held pursuant to the Escrow Agreement.

8.           All of the covenants and conditions set forth in the Subscription Agreements are hereby adopted and renewed by the Company as of and for the Third Closing Date.

9.           All of the covenants and conditions set forth in the Subscription Agreements are hereby adopted and renewed by the Third Closing Subscribers as of and for the Third Closing Date.

10.           On or before the Third Closing Date, the Company will deliver to the Third Closing Subscribers the Notes and Warrants issued as of the Third Closing Date in the amounts set forth on the Amended and Restated Schedule A hereto in connection with the Purchase Price which the Third Closing Subscribers will deposit with the Escrow Agent on or before the Third Closing Date.

11.           The Maturity Date of the Notes to be issued on the Third Closing Date will be the same as the Maturity Date of the Notes issued on the Closing Date.

12.           The Warrants to be issued on the Third Closing Date will be identical to the Warrants issued on the Closing Date except as to the Issue Date as defined in the Common Stock Purchase Warrant.

13.           On or before the Third Closing Date, the Company will deliver to the Third Closing Subscribers the legal opinion described in Section 6 of the Subscription Agreement in relation to the Third Closing, Purchase Price, Notes, and Warrants to be delivered on the Third Closing Date, which opinion will be substantively identical to the legal opinion delivered in connection with the Closing.

14.           The attorney for the Third Closing Subscribers will receive additional legal fees from the Company of $10,000 which will be payable on the Closing Date out of the Escrowed Payment (as defined in the Escrow Agreement).  The undersigned consent to the amendment of all Schedules, Exhibits and documents to include the Purchase Price.

15.           The broker for the Third Closing Subscribers will receive an additional $20,000 which will be payable on the Closing Date out of the Escrowed Payment (as described in the Escrow Agreement).  The broker for the Third Closing Subscribers will also be issued a broker’s warrant for the purchase of up to 37,500 shares of common stock, and will receive 4% of the proceeds from the exercise of the investors’ Warrants (if any).

16.           The parties hereto agree to expeditiously proceed with the Third Closing.

17.           The Company undertakes to make a public announcement on Form 8-K describing the terms of this Agreement not later than the fourth business day after the Third Closing Date.

18.           Subject to the modifications and amendments provided herein, the Transaction Documents shall remain in full force and effect, including but not limited to the accrual of interest and liquidated damages, if any.  Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise.  This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

19.           The obligations of each Subscriber hereunder are several and not joint with the obligations of any other Subscribers hereunder, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Subscriber pursuant hereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Subscriber shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose, except as otherwise agreed by the Subscribers.

20.           This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided, however, that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto, except as same is permitted under the Transaction Documents.

21.           This Agreement constitutes the entire agreement among the parties regarding the subject matter herein, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith.  No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

22.           All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the governing law provisions of the Transaction Documents.

23.           The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

24.           Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

25.           This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or electronically, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same with the same force and effect as if such facsimile signature were an original thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

“COMPANY” CHINA YONGXIN PHARMACEUTICALS INC. a Delaware corporation

By:
Name: Yongxin Liu
Title: Chief Executive Officer

ESCROW AGENT: GRUSHKO & MITTMAN, P.C.

By:

 SUBSCRIBER ACKNOWLEDGMENT

The undersigned, in its capacity as a Subscriber, hereby acknowledges and agrees to the Modification Agreement among the Company and the Third Closing Subscribers.

[Print Name of Subscriber]

[Signature]

Name:

Title:

SCHEDULES AND EXHIBITS

Schedule A:	Amended and Restated Schedule A (Schedule of Investors)

Exhibit A:	Amended and Restated Subsidiary Guaranty

Exhibit B:	Amended and Restated Form of Lockup Agreement

Exhibit C:	Escrow Agreement (Third Closing)